        As filed with the Securities and Exchange Commission on October 21, 2002
                                                      Registration No. 333-85578

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                                               13-3473472
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


631 South Richland Avenue                                          17403
York, Pennsylvania                                              (Zip Code)
(Address of Principal Executive Offices)

   York International Corporation Amended and Restated 1992 Omnibus Stock Plan
                            (Full title of the plan)


                               Jane G. Davis, Esq.
                       Vice President and General Counsel
                            631 South Richland Avenue
                            York, Pennsylvania 17403
                     (Name and address of agent for service)

                                 (717) 771-7890
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                         Thomas D. Washburne, Jr., Esq.
                            Lara L. Hjortsberg, Esq.
                         Venable, Baetjer & Howard, LLP
                          Two Hopkins Plaza, Suite 1800
                         Baltimore, Maryland 21201-2978
                                 (410) 244-7400

      Of the 500,000 shares of Common Stock, par value $.01, of the registrant registered pursuant to this Registration Statement on April 5, 2002, the registrant hereby withdraws from registration 500,000 shares of such Common Stock.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

Exhibit Number                              Description
--------------                              -----------
24.1                                        Powers of Attorney


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on this 18th day of October, 2002.

                                                York International Corporation

                                                By /s/ Jane G. Davis
                                                   Jane G. Davis
                                                   Vice President, Secretary and
                                                   General Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                  *                                    October 18, 2002
------------------------------------------
Michael R. Young
President and Chief Executive Officer
and Director



                  *                                    October 18, 2002
------------------------------------------
C. David Myers, Vice President and
Chief Financial Officer



                  *                                    October 18, 2002
------------------------------------------
David R. Heck, Controller



                  *                                    October 18, 2002
------------------------------------------
Gerald C. McDonough, Chairman

                  *                                    October 18, 2002
------------------------------------------
W. Michael Clevy, Director



                  *                                    October 18, 2002
------------------------------------------
Malcolm W. Gambill, Director



                  *                                    October 18, 2002
------------------------------------------
J. Roderick Heller, III, Director



                  *                                    October 18, 2002
------------------------------------------
Robert F.B. Logan, Director



                  *                                    October 18, 2002
------------------------------------------
Paul J. Powers, Director



                  *                                    October 18, 2002
------------------------------------------
Donald M. Roberts, Director



                  *                                    October 18, 2002
------------------------------------------
James A. Urry, Director


*By
         /s/ Jane G. Davis
         -----------------
         Jane G. Davis
         Attorney-in-Fact


                                       3